UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amneal Pharmaceuticals, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Information

The following communication relates to the proposed acquisition of Kashiv BioSciences, LLC (“Kashiv”) by Amneal Pharmaceuticals, Inc. (the “Company”), pursuant to the Membership Interest Purchase Agreement, dated as of April 21, 2026, by and among the Company, Kashiv, KB Seller Representative, LLC and the equityholders of Kashiv named therein.

On July 30, 2026, the Company made available on its website a presentation in connection with the Company’s earnings call, which included the page below.

 4  Kashiv acquisition on-track; Creates a global biosimilar leader  HIGHLY STRATEGIC & COMPLEMENTARY  TRANSACTION  Direct access to $300B+ global biologic LOEs over next decade – with $234B in U.S.  Well positioned as integrated biosimilar leader with seamless integration of Kashiv’s R&D & manufacturing with Amneal’s commercial scale  Low execution risk as it builds on ten-year plus relationship  COMBINED BIOSIMILAR PORTFOLIO AND  CAPABILITIES  Multiple biosimilar launches each year – growing over time  20+ biosimilar pipeline projects – mix of large biologics and smaller < $5B molecules  Robust R&D capabilities enables parallel development and commercialization  DIVERSIFIES AND EXTENDS AMNEAL’S GROWTH PROFILE  Adds biosimilars as a key growth pillar within Affordable Medicines  Accelerates international expansion and growth  Extends Amneal’s durable  growth profile into 2030s  ATTRACTIVE DEAL STRUCTURE AND  SIGNIFICANT SYNERGIES  Prudent mix of upfront consideration (cash & equity) and potential success-based milestones over time  Minimal impact to leverage profile with clear path to be below 3x net leverage by 2028  $400M–$500M expected total financial benefits from tax benefits, eliminated milestones and profit sharing  Look forward to closing in the months ahead, pending receipt of shareholder approvals and satisfaction of closing conditions  U.S. Hart-Scott-Rodino waiting period expired in June; India regulatory authority approval received  Preliminary integration planning well underway across all key functional areas

Cautionary Statement on Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward- looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance and include statements regarding the transaction agreement and the proposed transaction, including the expected time period to consummate the proposed transaction, the anticipated benefits (including synergies) of the proposed transaction and integration and transition plans, statements regarding the global biosimilars and affordable medicines markets and the company’s position and opportunities therein, our ability to expand internationally, and statements regarding our business. Such forward looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward- looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vii) legislative, regulatory and economic developments; (viii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (ix) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) unexpected costs, liabilities or delays associated with the transaction; (xi) the response of competitors to the transaction; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; and (xiii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information And Where To Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed acquisition of Kashiv Biosciences, LLC by Amneal Pharmaceuticals, Inc.  In connection with this proposed acquisition, Amneal Pharmaceuticals, Inc. may file one or more proxy statements or other documents with the SEC.  This communication is not a substitute for any proxy statement or other document that Amneal Pharmaceuticals, Inc. has filed or may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF AMNEAL PHARMACEUTICALS, INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement has been mailed to stockholders of Amneal Pharmaceuticals, Inc.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Amneal Pharmaceuticals, Inc. through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Amneal Pharmaceuticals, Inc. will be available free of charge on Amneal Pharmaceuticals, Inc.’s internet website at www.amneal.com or upon written request to: Amneal Pharmaceuticals, Inc., Investor Relations, 400 Crossing Boulevard, 3rd Floor, Bridgewater, NJ 08807 or by email to invest@amneal.com.

Participants in Solicitation

Amneal Pharmaceuticals, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Amneal Pharmaceuticals, Inc. is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 25, 2026, particularly under the headers “Corporate Governance—Stockholders Agreement,” “Proposal 1—Election of Directors—Director Nominees,” “Our Management—Executive Officers and Directors,” “Security Ownership of Certain Beneficial Owners and Management—Beneficial Ownership,” and “Certain Related Parties and Related Party Transactions—Related Party Transactions.” To the extent that holdings of Amneal Pharmaceuticals, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in Amneal Pharmaceuticals, Inc.’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement which was filed with the SEC on June 29, 2026, particularly under the headers “The Transaction Proposal (Proposal 1)—Interests of Amneal’s Executive Officers and Directors in the Transaction” and “Security Ownership of Certain Beneficial Owners and Management” and other relevant materials filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

Amneal Pharmaceuticals, Inc.
Investor Relations
400 Crossing Boulevard, 3rd Floor
Bridgewater, NJ 08807
invest@amneal.com
amneal.com